UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 19, 2007
                Date of Report (Date of earliest event reported)

                        -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                         1-4141                 13-1890974
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b)
   under the Exchange Act (17 CFR 240.14d- 2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))
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Item 8.01     Other Events

     On April 19, 2007, the Company issued a press release announcing that on April 18, 2007 the Federal Trade Commission (FTC) issued a Request for Additional Information and Documentary Material - commonly known as a "Second Request" - in connection with A&P's recent agreement to acquire Pathmark Stores, Inc. The Second Request was issued to the Tengelmann Group as A&P's majority shareholder. The request for information was issued pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR
Act). A copy of the April 19, 2007 press release is attached hereto as an
Exhibit 99.1.


 (c) Exhibits. The following exhibit is filed herewith:

              Exhibit No.              Description
                                       ----------------------------------------

                  99.1                 Press Release dated April 19, 2007




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 20, 2007


                                THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                               By:    /s/ Allan Richards
                                      Allan Richards, Senior Vice President,
                                      Human Resources, Labor Relations,
                                      Legal Services & Secretary

                                  EXHIBIT INDEX

Exhibit No.    Description

99.1     Press release dated April 19, 2007

                                      News

                                                                   Exhibit 99.1
The Great Atlantic & Pacific Tea Company, Inc.
2 Paragon Drive
Montvale, NJ  07645
                                            Investor contact:  William J. Moss
                                                     Vice President, Treasurer
                                                                (201) 571-4019
                                           Press contact:  Richard P. De Santa
                                            Senior Director, Corporate Affairs
                                                                (201) 571-4495



For Immediate Release

A&P Receives "Second Request"From FTC For Pathmark Merger Related Information

MONTVALE, N.J. - (April 19) - The Great Atlantic & Pacific Tea Company, Inc. (A&P)(NYSE:GAP) today announced that yesterday the Federal Trade Commission
(FTC) issued a Request for Additional Information and Documentary Material - commonly known as a "Second Request" - in connection with A&P's recent agreement to acquire Pathmark Stores, Inc. The Second Request was issued to the Tengelmann Group as A&P's majority shareholder. The request for information was issued pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act).

The Company said the effect of this action is essentially to extend the waiting period pursuant to the HSR Act until 30 days following the Company's substantial compliance with the Second Request, unless the FTC terminates the waiting period earlier. A&P will continue cooperating with the FTC's review, and will comply with the Second Request in a timely fashion.

The Company continues to expect the transaction to close in the second half of A&P's current fiscal year ending in February 2008.

Founded in 1859, A&P is one of the nation's first supermarket chains. The Company operates 410 stores in 9 states and the District of Columbia under the following trade names: A&P, Waldbaum's, The Food Emporium, Super Foodmart, Super Fresh, Farmer Jack, Sav-A-Center and Food Basics.

This release contains forward-looking statements about the future performance of the Company, which are based on Management's assumptions and beliefs in light of the information currently available to it. The Company assumes no obligation to update the information contained herein. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements including, but not limited to: competitive practices and pricing in the food industry generally and particularly in the Company's principal markets; the Company's relationships with its employees and the terms of future collective bargaining agreements; the costs and other effects of legal and administrative cases and proceedings; the nature and extent of continued consolidation in the food industry; changes in the financial markets which may affect the Company's cost of capital and the ability of the Company to access capital; supply or quality control problems with the Company's vendors; and changes in economic conditions which affect the buying patterns of the Company's customers.


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